UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2014

HENNESSY CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 900 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 300-8242

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 22, 2014, Hennessy Capital Acquisition Corp. (the “Company”) issued a press release announcing the execution of a Purchase Agreement (the “Purchase Agreement”) by and between the Company and The Traxis Group B.V., a limited liability company existing under the laws of the Netherlands and an entity that is majority owned by funds affiliated with Cerberus Capital Management, L.P. (“Seller”), providing for the acquisition of all of the outstanding shares of capital stock of School Bus Holdings Inc., which, through its subsidiaries, conducts its business under the “Blue Bird” name, from Seller (the “Business Combination”). A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Additional Information

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. Stockholders are urged to read the proxy statement regarding the proposed Business Combination when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, without charge, at the Securities and Exchange Commission’s Internet site (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Daniel J. Hennessy, Chairman and Chief Executive Officer, 700 Louisiana Street, Suite 900, Houston, Texas, 77002, (312) 876-1956.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed Business Combination. Information regarding the Company’s directors and executive officers is available in its final prospectus dated January 16, 2014, filed by the Company with the Securities and Exchange Commission on January 17, 2014. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Important Information about the Warrant Exchange Offer

The proposed exchange offer for the Company’s outstanding warrants referred to in the press release attached hereto has not yet commenced. This filing is neither an offer to exchange nor a solicitation of an offer to sell any securities. The solicitation and the offer to exchange the Company’s public warrants will be made pursuant to an offer to exchange and related materials that the Company intends to file with the SEC. At the time the exchange offer is commenced, the Company will file a tender offer statement on Schedule TO with the SEC. The Schedule TO (including an offer to exchange, a related letter of transmittal and other offer documents) will contain important information that should be read carefully and considered before any decision is made with respect to the exchange offer. These materials will be sent free of charge to holders of the

Company’s outstanding public warrants when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by the Company by directing a request to: Morrow & Co., LLC, the Company’s information agent, at 470 West Avenue, 3rd Floor, Stamford, CT 06902, or by phone at (800) 662-5200 or email at hennessy.info@morrowco.com. Holders of the Company’s outstanding public warrants are urged to read the exchange offer documents and the other relevant materials when they become available before making any investment decision with respect to the exchange offer because they will contain important information about the exchange offer and the transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated September 22, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2014	HENNESSY CAPITAL ACQUISITION CORP.

	By:	/s/ Daniel J. Hennessy
	Name:	Daniel J. Hennessy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated September 22, 2014

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